FCF P-1 04/10

SUPPLEMENT DATED APRIL 19, 2010

TO THE PROSPECTUS

DATED FEBRUARY 1, 2010 OF

FRANKLIN CUSTODIAN FUNDS

(Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin Utilities Fund, Franklin U.S. Government Securities Fund)

The Prospectus is amended as follows:

I. Effective May 1, 2010, for the DynaTech Fund, the "Principal Investment Strategies" section under “Fund Summaries” on page 4 is revised as follows:

Under normal market conditions, the Fund seeks investments primarily in companies which management believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy.

In pursuing these objectives, the fund managers may invest in any economic sector, market capitalization and may invest in companies both inside and outside of the United States.

The manager uses fundamental, bottom-up research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the manager looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. The manager defines quality companies as those with strong and improving competitive positions in attractive markets. The manager also believes important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. The manager’s valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, the manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Although the investment manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors.

II. Effective May 1, 2010, for the DynaTech Fund, the Average Annual Total Returns table of the "Performance" section under "Fund Summaries" on page 7 will be revised to reflect a new primary benchmark:

AVERAGE ANNUAL TOTAL RETURNS(figures reflect sales charges)	For the periods ended December 31, 2009

	1 Year	5 Years	10 Years
Franklin DynaTech Fund - Class A
Return Before Taxes	38.62%	2.06%	0.10%
Return After Taxes on Distributions	38.62%	1.71%	-0.22%
Return After Taxes on Distributions and Sale of Fund Shares	25.10%	1.68%	-0.05%
Franklin DynaTech Fund - Class B	42.05%	2.15%	-0.01%[1]
Franklin DynaTech Fund - Class C	45.03%	2.52%	-0.05%
Franklin DynaTech Fund - Class R	46.82%	2.97%	0.43%
Franklin DynaTech Fund - Advisor Class	47.49%	3.36%	0.74%
Russell 1000 Growth Index (Index reflects no deduction for fees, expenses, or taxes) [2]	37.21%	1.63%	-3.99%
NASDAQ Composite Index (Index reflects no deduction for fees, expenses, or taxes)[3]	45.32%	1.66%	-4.95%
S&P 500® Index (Index reflects no deduction for fees, expenses, or taxes) [3]	26.46%	0.42%	-0.95%
NASDAQ 100 Stock Index (Index reflects no deduction for fees, expenses, or taxes)[2,3]	53.54%	2.79%	-6.66%

1. Since inception February 1, 2000.

2. The Russell 1000 Growth Index is replacing the NASDAQ 100 Stock Index as the Fund's primary benchmark because it better represents the Fund’s portfolio composition.

3. The index shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

Historical performance for Class R and Advisor Class shares prior to their inception is based on the performance of Class A shares. Class R and Advisor Class performance has been adjusted to reflect differences in sales charges and 12b-1 expenses (with respect to Class R only) between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

III. Effective May 1, 2010, for the DynaTech Fund, the "Portfolio Managers" section under "Fund Summaries" on page 7 will be revised as follows:

MATTHEW J. MOBERG, CPA

Vice President of Advisers and portfolio manager of the Fund since 2004.

RUPERT H. JOHNSON, JR.

Director of Advisers and portfolio manager of the Fund since inception (1968).

IV. Effective May 1, 2010, for the DynaTech Fund, the "Principal Investment Policies" section under “Fund Details” on page 37 is revised as follows:

Under normal market conditions, the Fund seeks investments primarily in companies which management believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy.

In pursuing these objectives, the fund managers may invest in any economic sector, market capitalization and may invest in companies both inside and outside of the United States. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks and preferred stocks are examples of equity securities.

Although the manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including software, computers and telecommunications) and health care (including biotechnology). Due to market appreciation, the Fund's investment in an industry sector or the securities of a single company may come to represent a significant portion of the Fund's portfolio. Nevertheless, the manager will maintain such a position so long as it believes that the company or industry continues to meet its investment guidelines.

The Fund normally invests primarily in companies which management believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy.

Portfolio Selection

The manager uses fundamental, bottom-up research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the manager looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. The manager defines quality companies as those with strong and improving competitive positions in attractive markets. The manager also believes important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. The manager’s valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, the manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

V. For the DynaTech Fund, the "Management" section under “Fund Details” on page 42 is revised as follows:

MATTHEW J. MOBERG, CPA Vice President of Advisers

Mr. Moberg has been a manager of the Fund since 2004.  He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  He joined Franklin Templeton Investments in 1998.

RUPERT H. JOHNSON, JR. Director of Advisers

Mr. Johnson has been a manager of the Fund since its inception, providing research, advice and risk assessment on the Fund's investment portfolio. He joined Franklin Templeton Investments in 1965.

VI. For the Growth Fund, the "Management" section under “Fund Details” on page 54 is revised as follows:

VIVIAN J. PALMIERI Vice President of Investment Advisory

Mr. Palmieri has been a portfolio manager of the Fund since 1965. He joined Franklin Templeton Investments in 1965.

SERENA PERIN VINTON, CFA   Senior Vice President of Advisers

Ms. Vinton has been a portfolio manager of the Fund since 2008. She joined Franklin Templeton Investments in 1991.

CONRAD B. HERRMANN, CFA   Portfolio Manager of Investment Advisory

Mr. Herrmann has been a portfolio manager of the Fund since 1991. He joined Franklin Templeton Investments in 1989.

Mr. Palmieri and Ms. Vinton are lead portfolio managers of the Fund and have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. Mr. Herrmann is a portfolio manager of the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

VII. For the Income Fund, the “Principal Investment Policies and Practices” section under “Fund Details” on page 61 is amended to add the following paragraph:

The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts when, in the manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk, generate income or gain investment exposure using a variety of derivative instruments, which may include purchasing or selling call and put options. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

VIII. For the Income Fund, the “Principal Risks” section under “Fund Details” on page 64 is amended to add the following paragraph:

Hedging Instruments

The Fund, may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency the Fund's use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect.

The Fund may also attempt, from time to time, to hedge against market risks by using derivative investments, which may include purchasing or selling call and put options. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid.

IX. For the Income Fund, the "Management" section under “Fund Details” on page 69 is revised as follows:

EDWARD D. PERKS, CFA Senior Vice President of Advisers

Mr. Perks has been a manager of the Fund since 2002.  He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  He joined Franklin Templeton Investments in 1992.

CHARLES B. JOHNSON Chairman of Franklin Resources, Inc.

Mr. Johnson has been a manager of the Fund since 1957, providing research, advice and risk assessment on the Fund's investment portfolio. He joined Franklin Templeton Investments in 1957.

Please keep this supplement for future reference.